# NEXGEL

advanced hydrogel solutions

# Investor Presentation

July 2024

# Forward-Looking Statement

This presentation contains certain forward-looking statements, including those relating to the Company's product development, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statements that are predictive in nature.

Additional written and oral forward-looking statements may be made by the Company from time to time in filings with the Securities and Exchange Commission (SEC) or otherwise.

The Private Securities Litigation Reform Act of 1995 provides a safe-harbor for forward-looking statements. These statements may be identified by the use of forward-looking expressions, including, but not limited to, "expect," "anticipate," "intend," "plan," "believe," "estimate," "potential," "predict," "project," "should," "would" and similar expressions and the negatives of those terms.

These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company's filings with the SEC.

Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this presentation. Except as otherwise required by law, the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

# NEXGEL - Who We Are and What We Do

After two decades of creating custom hydrogel solutions for large medical device companies, our business today includes the development of patented medical devices, custom/white label products, and OTC healthcare consumer products.

Additionally, we have invested in in-house converting and packaging capabilities to ensure a comprehensive approach to meeting the evolving needs of our customers.

These strategic growth opportunities reflect our dedication to pioneering advancements across various domains, delivering great value to our customers and stakeholders.

# Competitive Advantage:
# 1 of 2 State-of-the-Art Manufacturing Facilities in NA

*Medical grade technology and facility, providing gels to multi-national device companies for over 20 years with sufficient capacity to fulfill consumer and healthcare segments*

1 of 2 manufacturing facilities in North America that can produce state-of-the-art hydrogel transdermal products – successfully used 200+ different active ingredient combinations to date

Crafted in our FDA Registered Facility

23 YEARS OF SERVICE SINCE 1997

CERTIFIED ISO 13485

CURRENT GOOD MANUFACTURING PRACTICE cGMP

16,500-square-ft GMP
13,500-square-ft manufacturing space

3,000-square-ft office space

>1.4 Billion square inches of product per year is total capacity

Sufficient capacity across healthcare and consumer divisions



Electron Beam Accelerator eliminates the need for harmful chemicals in hydrogel production

High barrier to entry for new facilities (2+yrs to go live)

Stringent compliance requirements

Technical expertise needed to operate

# Hydrogels for Consumer and Medical Applications

- Electron beam technology eliminates the need for harmful chemicals in cross-linking, which, along with our paraben-free formulation, makes our patches the only option for many medical device applications and preferred among consumers

- Gentle formulation & strong adhesion properties eliminates many problems with existing transdermal devices & dermal interfaces such as:

  - Deterioration of skin integrity
  - Skin allergies
  - Skin irritation
  - Discomfort
  - Skin tears
  - Removal of dermis
  - Pain

*All of these contribute to increased risk of infection and overall patient dissatisfaction*

# Multiple Shots on Goal

**Medical Device**

NEXGEL is addressing the importance of skin integrity and overall skincare with a medical device licensing model

**Custom & White Label**

Bringing proven medical-grade technology to OTC and Beauty & Cosmetics for the first time through many new consumer products & applications

**Branded Products**

Proprietary consumer brands and accretive M&A opportunities

# Multiple Aspirational Medical Device Opportunities

Addressing the importance of skin integrity and overall skincare with a medical device

# Select Medical Device Applications Examples

*Drug Delivery* – Potential for drug delivery through unique hydrogels

*NEXDrape* - A "skin friendly" solution for the surgical drape 510(k) market

- Disrupting the rapidly growing surgical drape industry by providing consistent adhesion; greater skin integrity; comfortable removal post surgery; decreased skin irritation
- Worldwide patents filed
- In early-stage discussions with multiple companies to co-develop and/or market NEXDrape

*NEXDerm* – For central lines and IVs

- Offers anti-microbial properties, is repositionable, gentle to the skin, pain-free removal, and helps prevent infection
- Potential future applications in the medical device space:
  negative pressure
  colostomy bags
  skin scaffolds





Leading Brand

NEXGEL advanced hydrogel solutions

# Consumer Health & Beauty

Bringing proven medical-grade technology to OTC and B&C for the first time through many new consumer products & applications

# Multiple Low-Risk Revenue Paths Leveraging Hydrogel Technology

YOUR skin friendly PATCH CO.

NOW PARABEN-FREE

Custom & White Label

DTC / E-Commerce Proprietary Brands

# Custom & White Label

*NEXGEL supplies OTC brands with unique, gentle hydrogel-based products through a custom and white label offering*

- All UV cured hydrogel patches contain AMP-acrylates/vinyl Isodecanoate crosspolymer, Toluene, and Vinyl acetate, or similar chemicals, which are non-starters for the Beauty & Cosmetics industry, as are parabens which we have removed

- White label projects increase awareness that NEXGEL is a consumer-friendly and reliable supplier of customizable patches

- After extensive due diligence, signed partnership agreements with three multi-billion companies: AbbVie, STADA and Cintas

# Joint Venture with C.G. Laboratories

*50-50 ownership in converting and packaging business in Granbury, Texas*

- CG Labs current converting and packaging division is one of NEXGEL's largest customers for many years, revenue generating and already profitable
- Transaction immediately increases converting and packaging capacity, improves margins and streamlines supply chain
- Significant synergies, allowing for onboarding of potential finished goods customers as well as combined marketing and customer outreach
- 12,000 square foot expansion including new automation equipment to support expected growth has been completed

# AbbVie (NYSE: ABBV)

*CG Converting and Packaging is the exclusive supplier of gel pads to be used with AbbVie's Rapid Acoustic Pulse device for the improvement in the appearance of cellulite*

- Allergan Aesthetics, acquired by AbbVie, purchased Soliton, the owner of the Resonic technology, for $550 million in December 2021
- Leveraging NEXGEL's proprietary hydrogel technology, the gel pads are an important component and must be used FOR ALL body contouring device treatments
- In Q1, received a non-refundable $176,000 deposit from Abbvie against their first order
- It is expected the Resonic technology will be rolled out by the end of 2024


THE WALL STREET JOURNAL.
Allergan Aesthetics Completes $550M Acquisition of Soliton
December 22, 2021

# STADA Arzneimittel AG

*Partnership with European leader in consumer health supports expansion of NEXGEL OTC product portfolio*

- In 2022, STADA generated revenue of EUR 3.8 billion and EBITDA of EUR 885 million.
- STADA already focuses on consumer healthcare products, generics and specialty pharm, selling products in approximately 120 countries across the world and this partnership will provide a path into North America.
- Mutually beneficial partnership to distribute and commercialize STADA consumer health OTC products in North America in 2024.
- First product to be distributed and commercialized is Europe's #1 selling DAO enzyme supplement, Histasolv, a novel treatment for histamine food intolerance, in North America.
- This supplement is generating well over $10 million in annualized revenue in Europe today.

# Cintas Corporation

*Cintas is a leading provider of corporate identify uniforms, first aid and safety products and services to over 1 million businesses across North America*

- Cintas will distribute SilverSeal, NEXGEL's hospital-grade dressing for wounds and burns to its customers in many sectors including hospitality and public service.
- This wound care solution will be available for employees of their customers.
- Partnership is significant for associated revenue, but also brand recognition among this consumer demographic.
- First order of SilverSeal is expected to be delivered during fourth quarter of 2024.

# NEXGEL Branded Products

NOW PARABEN-FREE

YOUR *skin friendly* PATCH CO.



SilverSeal
Sterile Hydrogel Wound Dressing
Medagel
SilverSeal
Medagel
Hexagels PLUS Aloe
6 Dressings
TURFGUARD
INSTANTLY SOOTHES, COOLS & PROTECTS
LESS SCARRING
HIGH WATER CONTENT
KILLS 99% OF STAPH, MRSA, & STREP



"A little hexagon miracle! I felt immediate relief. I was astounded and will be a customer for life!"

~ Medagel Customer

# SilverSeal® Anti-Microbial Data

- SilverSeal® study in *SAGE Journals' Scars, Burns and Healing* publication: Demonstrated statistically significant improvement of skin functionality, fewer negative symptoms, and a reduction of scar appearance relative to standard petroleum-based dressing.
- Validation of the anti-microbial properties of the SilverSeal® product line have been completed.
- The X-Static Silver-impregnated, hydrogel-based product was found to be up to 99% effective in reducing common bacteria, fungus, and yeasts that can be evident in wounds after superficial skin injury.

Source: NEXGEL underwent AATCC Test Method 100

# SilverSeal® Opportunity

*40 patient double-blinded study data will allow NEXGEL to make a scar reduction claim*
*Data has been submitted for peer review and publication*

- SilverSeal® currently being sold for OTC wound care online- sales growing
- Supporting clinical data will allow us to make the claim that SilverSeal® reduces scarring
- The scar treatment market is expected to grow to $45.0 billion by 2028[2]

12 Weeks – Treated With SilverSeal®[1]



12 Weeks – Treated With Petroleum[1]



1. "The Use of Silver impregnated hydrogel sheet in the management of foot and ankle incisions and wounds" by Stephen A. Brigido DPM FACFAS Section Chief- Foot and Ankle Reconstruction Director, Fellowship for Foot and Ankle Reconstruction Coordinated Heath at Lehigh Valley Hospital
2. "Scar Treatment Market by Type, Product, Region, Global Industry Analysis, Market Size, Share, Growth, Trends, and Forecast 2021 to 2028" report by Fior Markets

# M&A Strategy: Consumer Brand Acquisition

## Kenkoderm Skincare Line

- Acquisition completed in December 2023
- Complimentary line of alternative psoriasis treatments
- Profitable (ttm) and expected to be immediately accretive
- 6 SKUs sold primarily DTC with significant portion of revenue derived from subscription bundles

## Silly George Beauty Brand

- Acquisition completed in May 2024
- Specialty eye and eyelash consumer product line
- Historical annualized run-rate of $2mm
- Currently DTC and not yet selling in Amazon in US
- Social media following: 89,000 Facebook and 86,000 Instagram followers + 254,000 customer emails


KENKODERM
KENKODERM
KENKODERM

Synergies support optimization of marketing and supply chain operations to drive revenue growth and margins

New marketing strategies and distribution channels in place to reach a wider consumer base


SILLY GEORGE
Pop-On Lashes

# Financial Overview

# Revenue Growth with Scalable Infrastructure (as of March 31, 2024)

*Income Statement:*

- Q1 2024 Total revenue: $1.27 million, + ~104% YOY
- Q1 2024 Contract manufacturing: $601K in revenue, +58% YOY
- Q1 2024 Branded Product: $617K in revenue, +178% YOY
- Q1 2024 Gross profit margin was 21.9% as compared to negative gross margin in Q1 ‘23

---

*Balance Sheet:*

- $2.4 million of cash as of March 31, 2024
- Includes approximately $1 million registered direct offering led by insiders

# Revenue Growth / Guidance for 2024



$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$524K
$620K
$1.17M, +108% YOY
$1.22M, +115% YOY
$1.08M, +110% YOY
$1.27M +104% YOY
$1.4M +20% YOY
$2.2M +83% YOY
$2.6M +140% YOY
2023 Rev: $4.1M
2024 Rev: $7.5M
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024*
Q3 2024E**
Q4 2024E**

* Preliminary record second quarter 2024 revenue

** Revenue guidance for third and fourth quarter of 2024

- Growth in 2H of 2024 has exceeded expectations for both contract manufacturing and consumer products
- Contract manufacturing is primarily due to new customer relationship with large global corporations
- Brands are also experiencing significant growth, particularly Silly George with strong customer acquisition and repurchase rates
- Projections do not yet include any revenue from AbbVie
- 2H growth moves company closer to positive cash flow from operations

# Multiple Paths for Growth

*Scalable platform with multiple shots on goal and path to cash flow positive by end of 2024*

| Medical Device | Custom & White Label | Branded Products |
|---|---|---|
| Aspirational, low-cost medical device opportunities in multi-billion hospital market.<br><br>Licensing model that will evolve in 2025. | Several signed agreements with multi-billion corporations including AbbVie, Cintas and STADA.<br><br>Cintas and STADA will contribute to projected revenue growth in 2H '24, with AbbVie coming online in late '24 / early '25.<br><br>Capacity expansion at CG is complete in expectation of this growth. | Existing portfolio including flagship product SilverSeal is selling well DTC/Amazon.<br><br>Newly acquired brands Kenkoderm and Silly George have been integrated.<br><br>Silly George growth has exceeded expectations and will contribute meaningfully to growth in 2H '24.<br><br>Company will continue to explore further tuck-in acquisitions of accretive consumer brands. |

# Contact Us

**Investor Relations:**
KCSA Strategic Communications
Valter Pinto, Managing Director
PH: (212) 896-1254
NEXGEL@KCSA.com